UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2013

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 18, 2013, CareFusion Corporation (the “Company”) issued a news release in which the Company announced that it entered into a definitive agreement to acquire the Vital Signs division of GE Healthcare. A copy of the news release is furnished as Exhibit 99.1 to this report.

During a conference call scheduled to be held at 9:00 a.m. Eastern Time on November 18, 2013, Company management will discuss the acquisition of Vital Signs, including the anticipated impact on the Company’s financial outlook for the fiscal year ending June 30, 2014. The slide presentation for the conference call is furnished as Exhibit 99.2 to this report.

In the News Release and slide presentation, the Company presents information related to its financial outlook, including financial metrics presented on an adjusted basis that are non-GAAP financial measures. As discussed in the News Release and the slide presentation, the Company’s presentation of these adjusted financial measures historically excluded amortization of acquired intangibles, as well as nonrecurring restructuring and acquisition integration charges and nonrecurring tax items. Going forward, the Company intends to also exclude inventory valuation step-up charges from acquisitions. Additional information regarding the use of these non-GAAP financial measures is contained in the News Release and slide presentation. The Company’s management uses these non-GAAP financial measures to evaluate the Company’s performance and provides them to investors as a supplement to the Company’s reported results, as they believe this information provides additional insight into the Company’s operating performance by disregarding certain non-recurring items. These non-GAAP financial measures should not be considered in isolation, as a substitute for, or as superior to, financial measures calculated in accordance with GAAP, and the Company’s financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

The information furnished on this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	News release issued by CareFusion Corporation on November 18, 2013 *

99.2	Slide presentation*

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: November 18, 2013	By:	/s/ Joan Stafslien
	Name:	Joan Stafslien
	Title:	Executive Vice President, Chief Compliance Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	News release issued by CareFusion Corporation on November 18, 2013*

99.2	Slide presentation*

*	Furnished herewith.